Helping Build The Bay Area — The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of HIT-Financed Projects in the Bay Area

21	$467.2M	$866.0M	10.2M	3,520
Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved
$2.1B	11,127	$879.4M	$95.5M	35%
Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

JAZZIE COLLINS APARTMENTS

The HIT provided $19.1 million in financing for the $52.5 million new construction of the 96-unit, all affordable, Jazzie Collins apartments, creating an estimated 368,640 hours of union construction work.

PROJECT PROFILE:

VENTANA RESIDENCES

The HIT provided $52.0 million in funding for the $121.9 million new construction of the 193-unit (25% affordable) Ventana Residences in San Francisco, creating an estimated 805,240 hours of union construction work.

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Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2022. Economic impact data is in 2021 dollars and all other flgures are nominal.

Helping Build the Bay Area —The Union Way	JUNE 2022

Bernal Gateway—San Francisco	Casa del Pueblo Apartments—San Jose	Potrero Launch—San Francisco

“The Bay Area faces an affordable housing crisis. The HIT’s mission of building affordable housing using union labor means addressing this social need while creating quality jobs, ensuring working families can afford to live in our community.”

— Rudy Gonzalez

     Executive Director, San Francisco Labor Council

HIGHLIGHTS OF BAY AREA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
333 Harrison Apartments	San Francisco	$70,001,400	$105,000,000	1,464,530
Alemany Plaza (Ocean View Terrace)	San Francisco	$60,000,000	$96,332,885	1,310,890
Arc Light Apartments	San Francisco	$32,462,900	$47,948,451	882,410
Bernal Gateway	San Francisco	$5,406,536	$14,300,000	149,690
Heritage Homes	San Francisco	$7,400,000	$27,999,667	299,500
Jazzie Collins Apartments	San Francisco	$19,058,892	$52,515,971	368,640
One Embarcadero South	San Francisco	$42,000,000	$46,666,667	721,350
Potrero Launch Apartments	San Francisco	$2,585,000	$80,400,000	1,156,820
Ventana Residences	San Francisco	$52,000,000	$121,934,463	805,240
Casa del Pueblo Apartments	San Jose	$24,982,000	$62,613,111	513,280

Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2022. Economic impact data is in 2021 dollars and all other flgures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com